UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2020

TUESDAY MORNING CORPORATION

(Exact name of registrant as specified in charter)

Delaware	0-19658	75-2398532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6250 LBJ Freeway Dallas, Texas		75240
(Address of principal executive offices)		(Zip Code)

(972) 387-3562

(Registrant’s telephone number, including area code)

Not applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on May 27, 2020 (the “Petition Date”), Tuesday Morning Corporation and certain of its direct and indirect subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the “Bankruptcy Court”). The Chapter 11 Cases are being administered jointly under the caption “In re: Tuesday Morning Corporation, et. al., Case No. 20-31476-HDH-11.”

Sale Leaseback

On October 30, 2020, the Company and certain subsidiaries entered into a purchase and sale agreement (the “Purchase and Sale Agreement”) with Rialto Real Estate Fund IV – Property, LP (the “Purchaser”), pursuant to which the Purchaser agreed to purchase the Company’s Dallas headquarters and warehouse facilities for an aggregate purchase price of $60 million. Under the terms of Purchase and Sale Agreement, the Company and certain subsidiaries and the Purchaser will enter into lease agreements under which the Company will lease the headquarters and warehouse facilities following the close of the sale under the Purchase and Sale Agreement. The lease of the headquarters facility will be for a term of 10 years and the lease of the warehouse facilities will be for an initial term of 2.5 years with an option to extend the warehouse facilities lease for one additional year.

The closing under the Purchase and Sale Agreement is subject to the approval of the Bankruptcy Court and other customary closing conditions. Under the terms of the Purchase and Sale Agreement, and subject to the satisfaction of all conditions to closing, the closing of the transactions contemplated under the Purchase and Sale Agreement shall occur the third business day following the issuance of an order by the Bankruptcy Court confirming the Company’s plan of reorganization, but in no event later than December 31, 2020.

The foregoing summary of the Purchase and Sale Agreement is qualified in its entirety by reference to the full text of the Purchase and Sale Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein, and the terms of which are subject to Bankruptcy Court approval.

ABL Commitment Letter

On November 2, 2020, the Company and its subsidiaries entered into a commitment letter (the “ABL Commitment Letter”) with JPMorgan Chase Bank, N.A., Wells Fargo Bank, N.A. and Bank of America, N.A. (collectively, the “Commitment Parties”), pursuant to which the Commitment Parties agreed to provide, subject to certain conditions, a revolving credit facility in an aggregate amount of $110 million (the “New ABL Facility”). Pursuant to the ABL Commitment Letter, the closing of the New ABL Facility is subject to customary conditions precedent, including execution of definitive agreements, and is subject to entry of Bankruptcy Court approvals in form and substance acceptable to the Commitment Parties, including issuance of a confirmation order approving the Company’s plan of reorganization in form and substance acceptable to the Commitment Parties.

The proposed terms of the New ABL Facility are set forth in the term sheet attached to the ABL Commitment Letter. The New ABL Facility is expected to include conditions precedent, representations and warranties, affirmative and negative covenants, and events of default customary for financings of this type and size. The New ABL Facility will require the Company to maintain a minimum fixed charge coverage ratio if borrowing availability falls below certain minimum levels.

Under the proposed terms of the New ABL Facility, amounts available for advances would be subject to a borrowing base as described in the ABL Commitment Letter. The closing of the New ABL Facility is subject to the Company having a minimum availability of $25 million as determined under the New ABL Facility at the time of closing. Under the ABL Commitment Letter, borrowings under the New ABL Facility initially will bear interest at a rate equal to the adjusted LIBOR rate plus a spread of 2.75% or the CB rate plus a spread of 1.75%.

The New ABL Facility would be secured by a first priority lien on all present and after-acquired tangible and intangible assets of the Company and its subsidiaries other than certain collateral that will secure bonds to be issued to general unsecured creditors under the Amended Plan (as defined below). The commitments of the lenders under the proposed New ABL Facility would terminate and outstanding borrowings under the New ABL Facility would mature on the third anniversary of the closing of the New ABL Facility.

The foregoing summary of the proposed New ABL Facility is qualified in its entirety by reference to the full text of the ABL Commitment Letter, a copy of which is attached hereto as Exhibit 10.2 and incorporated by reference herein, and the terms of which are subject to Bankruptcy Court approval.

Backstop Commitment Letter

On November 3, 2020, the Company entered into a Backstop Commitment Letter (the “Backstop Commitment Letter”) with Osmium Partners, LLC (the “Commitment Party”). Pursuant to the proposed Amended Plan (as defined below), the Company has proposed to conduct a $40 million rights offering (the “Rights Offering”), under which eligible holders of the Company’s common stock would be granted share purchase rights to purchase up to $24 million of shares of the Company’s common stock, and the Commitment Parties would be granted share purchase rights to purchase up to $16 million of shares of the Company’s common stock. Pursuant to the Backstop Commitment Letter, the Commitment Party has agreed to purchase all unsubscribed shares in the Rights Offering (the “Backstop Commitment”). The Backstop Commitment and the related Rights Offering are subject to a number of conditions, including execution of a definitive backstop commitment agreement, approval of the Bankruptcy Court and certain other conditions set forth in the Backstop Commitment Letter.

As consideration for the Backstop Commitment, the Backstop Commitment Letter provides that the Commitment Party would receive a commitment fee equal to 5% of the Backstop Commitment, payable in shares of the Company’s common stock, and 10 million warrants to acquire additional shares of the Company’s common stock at a price equal to 150% of the price in the Rights Offering. In addition, the Backstop Commitment Letter provides that the Commitment Party would be entitled to appoint three members of the Company’s board of directors, with a maximum board size of eight directors.

The foregoing summary of the Backstop Commitment Letter is qualified in its entirety by reference to the full text of the Backstop Commitment Letter, a copy of which is attached hereto as Exhibit 10.3 and incorporated by reference herein, and the terms of which are subject to Bankruptcy Court approval.

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, on September 23, 2020, the Debtors filed with the Bankruptcy Court a proposed Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code and a proposed Disclosure Statement in Support of the Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code.

On November 4, 2020, the Debtors filed with the Bankruptcy Court a proposed Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code (the “Amended Plan”) and a proposed Amended Disclosure Statement (the “Amended Disclosure Statement”) in support of the Amended Plan describing the Amended Plan and the solicitation of votes to approve the same from certain of the Debtors’ creditors with respect to the Chapter 11 Cases. The Amended Plan and the Amended Disclosure Statement contemplate the proposed financing transactions described above, including the transactions contemplated by the Purchase and Sale Agreement, the proposed New ABL Facility and the proposed Rights Offering. Pursuant to the proposed Amended Plan, in exchange for each existing share of the Company’s common stock, an eligible holder would receive (1) one share of the Company’s common stock and (2) a share purchase right entitling the holder to purchase its pro rata portion of shares available to eligible holders in the Rights Offering.

Information contained in the Amended Plan and the Amended Disclosure Statement, including the proposal to conduct a Rights Offering, is subject to change, whether as a result of amendments or supplements to the Amended Plan or the Amended Disclosure Statement, third-party actions, or otherwise, and should not be relied upon by any party. Copies of the Amended Plan and the Amended Disclosure Statement are attached hereto as Exhibits 99.1 and 99.2, respectively.

This Current Report on Form 8-K is not a solicitation to accept or reject the proposed Amended Plan. Any such solicitation will be made pursuant to and in accordance with a court-approved disclosure statement, as may be amended from time to time, and applicable law, including orders of the Bankruptcy Court.

The Amended Disclosure Statement includes certain financial projections (the “Financial Projections”). The Financial Projections were not prepared with a view toward compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the Public Company Accounting Oversight Board and should not be relied upon to make an investment decision with respect to the Company. The Financial Projections do not purport to present the Company’s financial condition in accordance with GAAP, and have not been reviewed by the Company’s independent registered public accounting firm. Any financial projections or forecasts therein or as otherwise presented in the Amended Disclosure Statement and the exhibits thereto are only estimates and reflect numerous assumptions with respect to financial condition, business and industry performance, general economic, market and financial conditions, and other matters, all of which are difficult to predict, and many of which are beyond the Company’s control. Accordingly, there can be no assurance that the assumptions made in preparing the Financial Projections will prove to be accurate. It is expected that there will be differences between actual and projected results, and the differences may be material, including due to the occurrence of unforeseen events occurring subsequent to the preparation of the Financial Projections. The disclosure of the Financial Projections should not be regarded as an indication that the Company or its affiliates or representatives consider the Financial Projections to be a reliable prediction of future events, and the Financial Projections should not be relied upon as such. The statements in the Financial Projections speak only as of the date such statements were made, or any earlier date indicated therein. Except as required by law, the Company disclaims any obligation to publicly update the Financial Projections to reflect circumstances existing after the date when the Financial Projections were filed with the Bankruptcy Court or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Financial Projections are shown to be in error. The statements provided in the Financial Projections are subject to all of the cautionary statements and limitations described herein, therein and under the caption “Cautionary Notice Regarding Forward-Looking Statements.”

The information furnished in this Item 7.01 of this Current Report on Form 8-K and the documents attached hereto as Exhibits 99.1 and 99.2 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Cautionary Statement Regarding Trading in the Company’s Common Stock

The Company cautions that trading in the Company’s common stock during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s common stock may bear little or no relationship to the actual recovery, if any, by holders of the Company’s common stock in the Chapter 11 Cases.

Cautionary Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995, which are based on management’s current expectations, estimates and projections. Forward looking statements include the Financial Projections, the proposed transactions contemplated by the proposed Purchase and Sale Agreement, the proposed New ABL Commitment Letter, the proposed Backstop Commitment Letter, the proposed Amended Plan and the proposed Amended Disclosure Statement, other statements regarding the Company’s plans with respect to the Chapter 11 Cases, the Company’s plan to continue its operations while it works to complete the Chapter 11 process and other statements regarding the Company’s proposed reorganization, financing, strategy, future operations, performance and prospects. These forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from the expectations expressed in the Company’s forward-looking statements. These risks, uncertainties and events also include, but are not limited to, the following: the Company’s ability to obtain timely approval of the Bankruptcy Court with respect to motions filed in the Chapter 11 Cases; pleadings filed that could protract the Chapter 11 Cases; the Bankruptcy Court’s rulings in the Chapter 11 Cases, and the outcome of the Chapter 11 Cases generally; the Company’s ability to comply with the restrictions imposed by the terms and conditions of the Company’s debtor-in-possession financing arrangements, including the Company’s ability to maintain certain minimum liquidity requirements and obtain approval of a plan of reorganization or sale of all of its assets by agreed upon deadlines; the Company’s ability to obtain any necessary financing; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; the Company’s ability to continue to operate its business during the pendency of the Chapter 11 Cases; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Cases and any additional strategies the Company may employ to address its liquidity and capital resources; the actions and decisions of creditors and other third parties that have an interest in the Chapter 11 Cases; risks associated with third parties seeking and obtaining authority to terminate or shorten the Company’s exclusivity period to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the Chapter 11 proceeding to a Chapter 7 proceeding; increased legal and other professional costs necessary to execute the Company’s restructuring; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties as a result of the Chapter 11 Cases; the trading price and volatility of the Company’s common stock and the effects of the delisting from The Nasdaq Stock Market; litigation and other risks inherent in a bankruptcy process; the effects and length of the novel coronavirus pandemic; and the other factors listed in the Company’s filings with the Securities and Exchange Commission.

Except as may be required by law, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date on which the statements were made or to reflect the occurrence of unanticipated events. Investors are cautioned not to place undue reliance on any forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

10.1	Purchase and Sale Agreement

10.2	ABL Commitment Letter

10.3	Backstop Commitment Letter

99.1	Proposed Plan of Reorganization

99.2	Proposed Disclosure Statement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

Date: November 5, 2020	By:	/s/ Bridgett C. Zeterberg
Bridgett C. Zeterberg
Executive Vice President Human Resources, General Counsel and Corporate Secretary

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